Exhibit 10.58

Third Amendment to Credit Agreement
dated as of November 10, 2008
among
Asyst Technologies, Inc.,
Asyst Technologies Japan Holdings Company, Inc.,
and
Asyst Technologies Japan, Inc.
as Borrowers,

KeyBank National Association,
as Administrative Agent, Lender, Swing Line Lender and L/C Issuer
and

the Lenders Party hereto,
as Lenders

Third Amendment to Credit Agreement
     This Third Amendment to Credit Agreement (this “Amendment”) dated as of November 10, 2008 (the “Amendment Effective Date”) is entered into among Asyst Technologies, Inc., a California corporation (the “Company” or “ATI”); Asyst Technologies Japan Holdings Company, Inc., a Japanese corporation (formerly known as Asyst Japan, Inc., “AJH”); and Asyst Technologies Japan, Inc., a Japanese corporation (formerly known as Asyst Shinko, Inc., “ATJ”; and together with ATI and AJH being referred to hereafter collectively as the “Borrowers” and individually each as a “Borrower”); KeyBank National Association (“Key”), as Administrative Agent, Lender, Swing Line Lender and L/C Issuer (“Agent”) as provided herein, Citibank, N.A. (“Citi”), as Syndication Agent and as Lender, Silicon Valley Bank (“SVB”), as Documentation Agent and as Lender, and RBS Citizens NA (formerly known as Citizens Bank NA), as Lender (“Citizens”, and together with Key, Citi and SVB, as Lenders, being referred to collectively as the “Lenders” and individually each as a “Lender”) amends that certain Credit Agreement dated as of July 27, 2007 (as previously amended, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined or used in the Credit Agreement.
W i t n e s s e t h:
     Whereas, the parties hereto wish to amend the Credit Agreement to revise certain provisions and requirements of the Credit Agreement; and
     Now, Therefore, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Amendment to Section 7.11(f). From and after the Amendment Effective Date, Section 7.11(f) of the Credit Agreement is hereby amended deleting the same in its entirety and inserting the following in lieu thereof:
     “(f) Maximum Pre-Tax Loss. Permit any pre-tax loss (as shown on the Company’s consolidated statement of income) to be greater than the following levels for each of the periods set forth below:

Period	Maximum Pre-Tax Loss
for the fiscal quarter ending September 30, 2008	$104,700,000
for the fiscal quarter ending December 31, 2008	$20,700,000
for the two (2) combined fiscal quarters ending December 31, 2008 and March 31, 2009	$24,200,000	”

Third Amendment to Credit Agreement
     Section 2. Additional Agreement. Within thirty (30) days after the Amendment Effective Date, the Company shall engage the services of a financial consultant (the “Consultant”) reasonably satisfactory to the Administrative Agent (in Administrative Agent’s sole discretion), pursuant to an agreement to provide advisory, reporting, monitoring and analytical services in scope and substance reasonably satisfactory to the Administrative Agent in its sole discretion. The Company shall be responsible for all fees and expenses payable to the Consultant and shall promptly pay the same when due. Failure of the Company to engage the Consultant on the time and terms contained herein shall constitute an Event of Default under the Credit Agreement.
     Section 3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:
     (a) No Default or Event of Default has occurred and is continuing under the Credit Agreement as amended hereby. No Default or Event of Default would result from the amendment of the Credit Agreement contemplated hereby.
     (b) The execution, delivery and performance by the Loan Parties of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.
     (c) This Amendment and each of the other Loan Documents (as amended by this Amendment) constitute the legal, valid and binding respective obligations of each Loan Party, as applicable, enforceable against it in accordance with their respective terms.
     (d) All representations and warranties of Borrowers in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).
     (e) Loan Parties are each entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.
     (f) Each Loan Party’s respective obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.
     Section 4. Continuing Effectiveness; Ratification of Guaranties and Loan Documents. As herein amended, each of the Loan Documents (including, without limitation, each prior amendment to the Credit Agreement) shall remain in full force and effect and each of the agreements, guarantees and obligations contained therein (as amended hereby) is hereby ratified and confirmed in all respects.
     Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall

Third Amendment to Credit Agreement
be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.
     Section 6. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.
     Section 7. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.
     Section 8. Effectiveness. The amendments set forth in Section 1 above shall deemed effective as of the Amendment Effective Date provided that the Administrative Agent shall have first received (a) counterparts of this Amendment executed by the Administrative Agent, the Required Lenders and each Loan Party party hereto, and (b) an amendment fee (for the account of each Lender executing this Amendment, pro rata in accordance with each such Lender’s portion of the total Commitments hereunder) equal to ten (10) basis points (0.10%) of the total Commitments, as revised ($108,250,000).
[Signature Pages to Follow]

Third Amendment to Credit Agreement
     The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

Asyst Technologies, Inc.
By:	/s/ Stephen S. Schwartz
	Name:	Stephen S. Schwartz
Its: President and Chief Executive Officer

Asyst Technologies Japan Holdings Company, Inc.
By:	/s/ Tetsuo Yamashita
	Name:	Tetsuo Yamashita
Its: Representative Director

Asyst Technologies Japan, Inc.
By:	/s/ Stephen S. Schwartz
	Name:	Stephen S. Schwartz
Its: Representative Director

Third Amendment to Credit Agreement

KeyBank National Association, as Administrative Agent, Lender, Swing Line Lender and L/C Issuer
/s/ Raed Alfayoumi
By: Raed Alfayoumi
Title:	Vice President

Third Amendment to Credit Agreement

Silicon Valley Bank, as Lender
By:	/s/ Tom Smith
Title:	Managing Director

Third Amendment to Credit Agreement

Asyst Technologies (Taiwan) Ltd., as a Taiwanese Subsidiary Guarantor
By:	/s/ Steve Debenham
Title: Director

Third Amendment to Credit Agreement

Asyst Korea, Ltd., as a Korean Subsidiary Guarantor
By:	/s/ Steve Debenham
Title: Director

Third Amendment to Credit Agreement

Asyst Technologies Japan, Inc. (Formerly Asyst Shinko, Inc.), as a Japanese Subsidiary Guarantor
By:	/s/ Stephen S. Schwartz
Title: Representative Director

Third Amendment to Credit Agreement

Asyst Technologies, Inc., as Guarantor
By:	/s/ Stephen S. Schwartz
Title: President & Chief Executive Officer

Third Amendment to Credit Agreement

Asyst Technologies Japan Holdings Company, Inc. (Formerly Asyst Japan, Inc.), as a Japanese Subsidiary Guarantor
By:	/s/ Tetsuo Yamashita
Title: President

Third Amendment to Credit Agreement

Asyst Automation Technologies Ireland Limited (Fromerly: Asyst Shinko Ireland, Ltd.) as Other Foreign Subsidiary Guarantor
By:	/s/ John Swenson
Title: Director

Third Amendment to Credit Agreement

Asyst Shinko Taiwan, Inc., as a Taiwanese Subsidiary Guarantor
By:	/s/ Noboru Goto
Title: Chairman

Third Amendment to Credit Agreement

Asyst Shinko Korea, Inc., as a Korean Subsidiary Guarantor
By:	/s/ Steve Debenham
Title: Director

Third Amendment to Credit Agreement

Asyst Shinko America, Inc., as US Subsidiary Guarantor
By:	Steve Debenham
Title: Director